UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2008

HICKORY TECH CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

221 East Hickory Street, P.O. Box 3248, Mankato, MN		56002-3248
(Address of principal executive offices)		(Zip Code)

(800) 326-5789

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

HickoryTech Corporation announced today that its board of directors declared a fourth quarter dividend of 13 cents per share, payable Dec. 5, 2008 to shareholders of record as of Nov. 15, 2008.  This declared dividend represents an 8 percent increase over the 12 cent dividend declared the previous quarter.  The four dividends declared to date in 2008 total 49 cents.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press Release, dated October 29, 2008, issued by Hickory Tech Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  October 29, 2008

HICKORY TECH CORPORATION

By:	/s/ John W. Finke
Name: John W. Finke
Title: President and CEO

By:	/s/ David A. Christensen
	Name:	David A. Christensen
	Title:	Senior VP and CFO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 29, 2008, issued by Hickory Tech Corporation